As filed with the Securities
                           and Exchange Commission on
                                December 10, 2002
                           Registration No. 333-69492

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          ----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                     to the
                                    FORM S-2
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                           HCSB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           South Carolina                              6021
   (State or other jurisdiction                 (Primary Standard
    of incorporation or organization)     Industrial Classification Code Number)

                                   57-1079444
                      (I.R.S. Employer Identification No.)

                                5201 Broad Street
                           Loris, South Carolina 29569
                                 (843) 756-6333

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       -----------------------------------

                                James R. Clarkson
                      President and Chief Executive Officer
                                5201 Broad Street
                           Loris, South Carolina 29569
                                 (843) 756-6333
                               Fax: (843) 716-6136

       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                       -----------------------------------



      Copies of all communications, including copies of all communications sent to agent for service, should be sent to:


James R. Clarkson, President & CEO    Neil E. Grayson, Esq.
HCSB Financial Corporation            Nelson Mullins Riley & Scarborough, L.L.P.
5201 Broad Street                     999 Peachtree Street, NE
Loris, South Carolina 29569           Suite 1400, First Union Plaza
Phone: (843) 756-6333                 Atlanta, Georgia 30309
Facsimile: (843) 716-6136             Phone: (404) 817-6000
                                      Facsimile: (404) 817-6224


         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

         The Registrant's offering was terminated on August 31, 2002. An aggregate of 370,541 shares of Common Stock were issued in the offering. The remaining 129,459 shares of Common Stock are hereby deregistered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Loris, State of South Carolina, on December 9, 2002.

                                  HCSB FINANCIAL CORPORATION


                                  By: /s/ James R. Clarkson
                                     -----------------------------------------
                                     James R. Clarkson
                                     President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following in the capacities and on the dates indicated.

Signature                             Title                     Date
---------                             -----                     ----

-------------------------------       Director                  December 9, 2002
Johnny C. Allen


-------------------------------       Director                  December 9, 2002
D. Singleton Bailey


    /s/ *
-------------------------------       Director                  December 9, 2002
Franklin C. Blanton


-------------------------------       Director                  December 9, 2002
Clay D. Brittain, III


    /s/ *
-------------------------------       Director                  December 9, 2002
Russell R. Burgess, Jr.


    /s/ *
-------------------------------       Director                  December 9, 2002
William H. Caines


    /s/ James R. Clarkson
-------------------------------       Director and              December 9, 2002
James R. Clarkson                     Chief Executive Officer

                   (Signatures continued from previous page)



     /s/ *
-------------------------------       Director                  December 9, 2002
J. Lavelle Coleman


-------------------------------       Director                  December 9, 2002
Larry G. Floyd


    /s/ *
-------------------------------       Director                  December 9, 2002
Boyd R. Ford, Jr.


    /s/ *
-------------------------------       Director                  December 9, 2002
Tommie W. Grainger


     /s/ *
-------------------------------       Director                  December 9, 2002
Randy B. Hardee


    /s/ *
-------------------------------       Director                  December 9, 2002
Gwyn G. McCutchen


    /s/ *
-------------------------------       Director                  December 9, 2002
T. Freddie Moore


    /s/ *
-------------------------------       Director                  December 9, 2002
Carroll D. Padgett, Jr.



    /s/ James R. Clarkson
-------------------------------                                 December 9, 2002
James R. Clarkson
* as Attorney-in-fact


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